Exhibit 10.31

                  AMENDED AND RESTATED SUBORDINATED TERM NOTE

$500,000.00                                                    December 28, 1995

         (1) For value received, the undersigned, LUNN INDUSTRIES, INC., a Delaware corporation and ALCORE, INC., a Delaware Corporation (collectively, the "Makers"), jointly and severally, promise to pay to the order of FLEET NATIONAL BANK OF CONNECTICUT (f/k/a SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION) (the "Lender"), at its office at One Corporate Center, Hartford, Connecticut, or at such other place as the holder hereof (including the Lender, hereinafter referred to as the "Holder") may designate, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000), together with interest on the unpaid balance of this Note.

         (2) This Note is issued pursuant to the Amended and Restated Commercial Revolving Loan, Term Loan and Security Agreement dated the same date as this Note, between the Makers and the Lender (as amended, restated, supplemented or otherwise modified from time-to-time, the "Loan Agreement"), and is entitled to the benefit and security of the Financing Agreements (as defined therein).

         (3) The principal amount of the indebtedness evidenced hereby shall be payable in accordance with the provisions of the Loan Agreement, and subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier repayment as set forth in the Loan Agreement. If not sooner paid, all sums outstanding under this Note shall be paid in full on December 27, 2005 (the "Maturity Date").

         (4) Interest shall be computed daily and payable, in arrears, at the applicable Contract Rate in accordance with the terms of the Loan Agreement, on the basis of a 360 day year and the actual days elapsed, together with all taxes levied or assessed against Holder on this Note or the debt evidenced hereby, and together with all reasonable costs, expenses, attorneys' and professionals' fees incurred in any action to collect the indebtedness of this Note, to foreclose any security agreement securing the indebtedness of this Note, or in protecting or sustaining the lien of any security agreement, or in any litigation or controversy arising from or connected with this Note or any security agreement or other agreement securing the indebtedness of this Note.

         (5) Makers hereby agree that (a) if they shall fail to make payments required under this Note within five (5) days of the date when same are due and Makers do not exercise the Interest Rate Option within such time period or (b) upon and after the occurrence of an Event of Default, Holder may, without demand, notice or legal process of any kind, declare this Note to become due and payable.

         (6) This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

         (7) This Note is subject to the terms and conditions contained in the Intercreditor and Subordination Agreement between Lender and Gibraltar Corporation of America dated the date hereof.


         (8) Makers agree that upon the occurrence of an Event of Default, after judgment or the Maturity Date, the indebtedness of this Note shall bear interest at the Default Rate.

         (9) Holder may collect a late charge of 5% of any installment of principal, interest or other amount due to Holder which is not paid by Maker within ten (10) days after the due date thereof to cover the extra expense involved in handling such delinquent payment. The minimum late charge shall be $15.

         (10) Makers give Holder a lien and right of set off for all of Makers' liabilities upon and against all the deposits, credits, collateral and property of Makers now or hereafter in the possession or control of Holder, or any parent or subsidiary corporation or any other entity affiliated with Holder, or in transit to any of them. Holder may, upon and after the occurrence of an Event of Default, apply or set off the same, or any part therefor, to any liability of Makers.

         (11) This Note amends and restates in their entirety and is given in substitution for (but not in satisfaction of) that certain (i) Revolving Promissory Note dated May 21, 1993 issued by Makers and Norfield Corporation ("Norfield") in favor of Lender in the original principal amount of $2,500,000 and (ii) Term Promissory Note dated May 21, 1993 issued by Makers and Norfield in favor of Lender in the original principal amount of $2,000,000.

         (12) Makers waive any diligence, presentment, protest and notice of nonpayment, protest and any renewals or extension of this Note. The failure of Holder to insist upon the strict performance of Makers of the terms of this Note shall not be deemed to be a waiver of any term herein, and Lender shall retain the right thereafter to insist upon strict performance by Makers of the terms of this Note.

         (13) This Note shall be governed by and construed in accordance with the laws of the State of Connecticut. Makers consent in advance to the jurisdiction of the appropriate courts within such state.

         (14) Prejudgment Remedy Waiver. MAKERS ACKNOWLEDGE THAT THE TRANSACTIONS OF WHICH THIS NOTE IS A PART ARE COMMERCIAL TRANSACTIONS AND WAIVE THEIR RIGHT TO NOTICE AND A HEARING AS PROVIDED BY CHAPTER 903 OF THE CONNECTICUT GENERAL STATUTES OR UNDER ANY OTHER FEDERAL OR STATE LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH HOLDER MAY DESIRE TO USE. MAKERS ACKNOWLEDGE THAT THEY MAKE THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

         (15) Jury Trial Waiver. MAKERS WAIVE TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS TO WHICH THIS NOTE IS A PART OR THE ENFORCEMENT OF ANY OF HOLDER'S RIGHTS AND REMEDIES. MAKERS ACKNOWLEDGE THAT THEY MAKE THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

                                    LUNN INDUSTRIES, INC.
[CORPORATE SEAL]
                                    By:_____________________
                                       Alan Baldwin, Chairman
                                         and Chief Executive
                                         Officer

                                    ALCORE, INC.
[CORPORATE SEAL]
                                    By:______________________
                                       Alan Baldwin, Chairman
                                         and Chief Executive
                                         Officer

STATE OF NEW YORK )
                  )ss.:
COUNTY OF NEW YORK)

         Before me, the undersigned, this ___ day of December, 1995 personally appeared Alan Baldwin, known to me to be the Chairman and Executive Officer of Lunn Industries, Inc., and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer and the free act and deed of the corporation.

         IN WITNESS WHEREOF, I hereunto set my hand.

                           ---------------------------
                           Notary Public

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

         Before me, the undersigned, this ___ day of December, 1995 personally appeared Alan Baldwin, known to me to be the Chairman and Chief Executive Officer of Alcore, Inc., and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer and the free act and deed of the corporation.

         IN WITNESS WHEREOF, I hereunto set my hand.

                           ---------------------------
                           Notary Public